Exhibit 4

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE 1933 ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


No. ____                                                            $800,000 USD

Dated:  September   , 1998

                       STRATFORD ACQUISITION CORPORATION 1

                              9% $800,000 Debenture

                                       and

              Warrant to Purchase 1,500,000 Shares of Common Stock


THE SECURITIES REPRESENTED HEREBY, INCLUDING THE WARRANTS TO PURCHASE COMMON STOCK AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, ARE BEING OFFERED AND SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED FOR RESALE OR RESOLD ABSENT REGISTRATION UNDER THE SECURITIES ACT OR SUCH LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

UNITS OF THIS DEBENTURE SHALL BE PURCHASED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (II) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH PROPOSED TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

THIS OFFERING IS BEING MADE SOLELY TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE ACT, AND WILL BE SOLD SOLELY PURSUANT TO A FULLY EXECUTED 9% $800,000 DEBENTURE AND STOCK WARRANT SUBSCRIPTION AGREEMENT ("SUBSCRIPTION AGREEMENT").

THIS DEBENTURE is one of a duly authorized issue of Debentures of STRATFORD ACQUISITION CORPORATION, a corporation duly organized and existing under the laws of the State of Minnesota and having its principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (the "Company") designated as its 9% $800,000 Debenture due September 4, 2000 (the "Maturity Date").

--------
     (1) In January, 1997, the Company was authorized by the Secretary of State of Minnesota to conduct business under the assumed name of NOVACRETE TECHNOLOGY INC. Hereinafter the Company intends to use, whenever applicable, its assumed name to facilitate its business and marketing efforts and will change its name to Novex Systems International, Inc., subject to the approval of its shareholders at the next annual meeting of shareholders.

THE WARRANT offered herein shall provide the Holder of the Debenture with the right to purchase 1,500,000 shares of the Company $.001 Common Stock at a exercise price of forty-five cents ($.45 USD) per share. (the "Warrant"). The Warrant(s) are exercisable at the date of issuance, but not later than midnight on September 4, 2000 (EST). The Company reserves the sole right to redeem any or all shares underlying the Warrant at the price of $.001 per share if the closing trading price for the Company's common stock is equal to or exceeds one dollar and fifty cents ($1.50 USD) per share for twenty (20) consecutive days after the warrants are issued. (See Warrant Agreement).

FOR VALUE RECEIVED, the Company promises to pay to each registered holder hereof and its successors and assigns (the "HOLDER"), each Holder being registered and represented by its execution of the annexed 9% $800,000 DEBENTURE AND STOCK WARRANT SUBSCRIPTION AGREEMENT (the "Subscription Agreement"), the principal sum of the full amount (in United States Dollars) of the Holder's purchase of this Debenture on the Maturity Date plus all outstanding accrued interest at the rate of nine percent (9%) per annum, such interest being calculated on the basis of the principal amount of the Debenture outstanding at the Maturity Date of the Debenture, or on the redemption date of all or any portion of the Debenture. (See Redemption Rights below). The accrual of interest on the Debenture shall commence on the next day after the date stated on the Subscription Agreement and shall continue to accrue against the outstanding principal amount of the Debenture until it is paid. In instances where the Company shall redeem only a portion of the Debenture, the unredeemed principal amount of the Debenture that is outstanding after such partial redemption shall continue to accrue interest until the unredeemed principal amount of the Debenture shall be redeemed or paid in full by the Company, which shall not be later than the Maturity Date. The interest payable on the Debenture will be paid on a quarterly basis on November 30; February 28; May 31; and August 31 until the Debenture has been paid in full, to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement between the Company and the Holder. The principal of, and interest on, this Debenture are payable in such coin and currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture register of the Company as designated in writing by the Holder hereof from time to time. To the extent the principal and all accrued interest are outstanding on the Maturity Date, the Company will pay the principal and all accrued interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld by the Company to the Holder at the last address on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest thereunder and shall satisfy and discharge the liability for principal and interest on the Debenture to the extent of the sum represented by such check plus any amounts so deducted, pursuant to this Agreement.

The Debenture is being sold pursuant to an exemption from registration under the securities laws and will be restricted from public resale. Accordingly, this Debenture and any certificate(s), if any, evidencing ownership of the Debenture will bear the following legend, or some other similar version:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN

                  EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE 1933 ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

In the event the Holder is relying on an exemption from registration under the 1933 Act, the certificates evidencing ownership of the Debenture may be issued without restrictive legends if the Holder furnishes an opinion of counsel, reasonably satisfactory to the Company, that sets forth in detail the legal basis for the exemption from registration and its availability hereto.

The Debenture is subject to the following additional provisions:

     1. Exchangeability. The Debenture may be exchangeable for like Debentures in amounts not to exceed the aggregate principal amount initially purchased, including any accrued interest, of authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. Tax Withholdings. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States Income Tax or other applicable laws at the time of such payments.

     3. Offering Representations. This Debenture has been issued subject to investment representations of the original Holder hereof and pursuant to the Subscription Agreement and may be transferred or exchanged in the United States only in compliance with the Act and applicable state securities laws. Prior to the due presentment for such transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Subscription Agreement.

     4. Redemption Rights. The Company may, at its sole option, redeem the Debenture at any time prior to the Maturity Date by paying the Holder all or any portion of one hundred and two percent (102%) of the outstanding principal and the face amount of any all accrued interest on the principal amount of the Debenture redeemed on the date of redemption. Under no circumstances will the Company incur any other penalties for redeeming the Debenture, or any portion thereof, prior to the Maturity Date.

     5. Company's Payment Obligation. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on this Debenture at the place, time and rate, and in coin or currency herein prescribed.

     6. Waiver of Demand. The Company hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     7. Events of Default. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Debenture, if one or more of the following described "Events of Default" shall occur:

     a. The Company fails to provide the Holder with certificates evidencing ownership of the Warrants being issued as part of the sale of the Debenture. Any such certificates shall be issued based on the terms and conditions of this Debenture; or

     b. Any of the representations or warranties made by the Company herein, or in the Subscription Agreement, shall have been materially incorrect; or

     c. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter; or

     d. Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering, a petition filed in any such proceeding.

Then, or at any time thereafter, and in each and every such case of an Event of Default, unless such Event of Default shall have been deemed waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest, notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     8. Severability Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

     9. Amendment. This Debenture, the Warrant Agreement, the Subscription Agreement and Term Sheet referred to in this Debenture constitute the full and entire understanding and agreement between the Company and Holder with respect hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     10. Governing Law. This Debenture shall be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State and County of New York or the state courts of the State of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

     11. Non-Recourse. No recourse shall be had for the payment of the principal or interest of this Debenture against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or of any successor corporation under any statute or by the enforcement of any assessment or otherwise, all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Debenture.

     12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class registered or certified mail, postage prepaid to the address of the Company at the above address and to the Holder at the address appearing on the Debenture Register.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September   , 1998

                                        STRATFORD ACQUISITION CORPORATION


                                        By: /s/ Daniel W. Dowe
                                           ------------------------------
                                            Mr. Daniel W. Dowe
                                            President and Chief Executive
                                            Officer

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE 1933 ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


No. ____                                                            $250,000 USD

Dated:  February 25, 1999

                        STRATFORD ACQUISITION CORPORATION

                          15% $250,000 Senior Debenture

                                       and

               Warrant to Purchase 150,000 Shares of Common Stock


THE SECURITIES REPRESENTED HEREBY, INCLUDING THE WARRANTS TO PURCHASE COMMON STOCK AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, ARE BEING OFFERED AND SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED FOR RESALE OR RESOLD ABSENT REGISTRATION UNDER THE SECURITIES ACT OR SUCH LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

UNITS OF THIS DEBENTURE SHALL BE PURCHASED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (II) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH PROPOSED TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

THIS OFFERING IS BEING MADE SOLELY TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE ACT, AND WILL BE SOLD SOLELY PURSUANT TO A FULLY EXECUTED 15% $250,000 DEBENTURE AND STOCK WARRANT SUBSCRIPTION AGREEMENT ("SUBSCRIPTION AGREEMENT").

THIS DEBENTURE is one of a duly authorized issue of Debentures of STRATFORD ACQUISITION CORPORATION, a corporation duly organized and existing under the laws of the State of Minnesota and having its principal executive offices at 67 Wall Street, Suite 2001, New York, New York 10005 (the "Company") designated as its 15% $250,000 Debenture due June 1, 1999 (the "Maturity Date").

THE WARRANT offered herein shall provide the Holder of the Debenture with the right to purchase 150,000 shares of the Company $.001 Common Stock at a exercise price of forty-five cents ($.45 USD) per share (the "Warrant"). The Warrant(s) are exercisable at the date of issuance, but not later than midnight on February 25, 2001 (EST). The Company reserves the sole right to redeem any or all shares underlying the Warrant at the price of $.001 per share if the closing trading price for the Company's common stock is equal to or exceeds one dollar and fifty cents ($1.50 USD) per share for twenty (20) consecutive days after the warrants are issued. (See Warrant Agreement).

FOR VALUE RECEIVED, the Company promises to pay to each registered holder hereof and its successors and assigns (the "HOLDER"), each Holder being registered and represented by its execution of the annexed 15% $250,000 SENIOR DEBENTURE AND STOCK WARRANT SUBSCRIPTION AGREEMENT (the "Subscription Agreement"), the principal sum of the full amount (in United States Dollars) of the Holder's purchase of this Debenture on the Maturity Date plus all unpaid outstanding accrued interest at the rate of fifteen percent (15%) per annum (see Interest Payments below), such interest being calculated on the basis of the principal amount of the Debenture outstanding at the Maturity Date of the Debenture, or on the redemption date of all or any portion of the Debenture. (See Redemption Rights below). The accrual of interest on the Debenture shall commence on the next day after the date stated on the Subscription Agreement and shall continue to accrue against the outstanding principal amount of the Debenture until it is paid. In instances where the Company shall redeem only a portion of the Debenture, the unredeemed principal amount of the Debenture that is outstanding after such partial redemption shall continue to accrue interest until the unredeemed principal amount of the Debenture shall be redeemed or paid in full by the Company, which shall not be later than the Maturity Date. The interest payable on the Debenture will be paid on a monthly basis until the Debenture has been paid in full, to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement between the Company and the Holder. The principal of, and interest on, this Debenture are payable in such coin and currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture register of the Company as designated in writing by the Holder hereof from time to time. To the extent the principal and all accrued interest are outstanding on the Maturity Date, the Company will pay the principal and all accrued interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld by the Company to the Holder at the last address on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest thereunder and shall satisfy and discharge the liability for principal and interest on the Debenture to the extent of the sum represented by such check plus any amounts so deducted, pursuant to this Agreement.

The Debenture is being sold pursuant to an exemption from registration under the securities laws and will be restricted from public resale. Accordingly, this Debenture and any certificate(s), if any, evidencing ownership of the Debenture will bear the following legend, or some other similar version:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COM-MISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRA-TION UNDER SECTION 4(2) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE 1933 ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

In the event the Holder is relying on an exemption from registration under the 1933 Act, the certificates evidencing ownership of the Debenture may be issued without restrictive legends if the Holder furnishes an opinion of counsel, reasonably satisfactory to the Company, that sets forth in detail the legal basis for the exemption from registration and its availability hereto.

The Debenture is subject to the following additional provisions:

     1. Exchangeability. The Debenture may be exchangeable for like Debentures in amounts not to exceed the aggregate principal amount initially purchased, including any accrued interest, of authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. Tax Withholdings. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States Income Tax or other applicable laws at the time of such payments.

     3. Offering Representations. This Debenture has been issued subject to investment representations of the original Holder hereof and pursuant to the Subscription Agreement and may be transferred or exchanged in the United States only in compliance with the Act and applicable state securities laws. Prior to the due presentment for such transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Subscription Agreement.

     4. Redemption Rights. The Company may, at its sole option, redeem the Debenture at any time prior to the Maturity Date. If the Company shall redeem the Debenture on or prior to April 1, 1999, it shall be obligated to pay the Holder 110% of the principal amount of the Debenture redeemed on the date of redemption. If the Debenture is redeemed after April 1, 1999 but on or prior to June 1, 1999, the Company shall be obligated to pay the Holder 120% of the principal amount of the Debenture redeemed on the date of redemption. If the Debenture, or any portion thereof, is not redeemed on the Maturity Date, the outstanding principal amount of the Debenture shall be redeemed at 140% of the amount outstanding.

     5. Interest Payments. This Debenture shall bear interest at the annual rate of fifteen percent (15%), payable on a monthly basis until the Debenture is paid in full. In the event the Debenture, or any principal portion thereof, is not repaid on the Maturity Date, the outstanding principal amount of the Debenture shall accrue interest at the monthly rate of 2-1/4%, which interest shall be paid monthly.

     6. Senior Status. The Holder of this Debenture shall be given a senior position, other than for the secured interest granted by the Company to Montcap Financial Corporation to provide asset-based factoring and equipment financing to the Company's wholly-owned Canadian subsidiary, Novex Systems

International Ltd.

     In addition, as further security for the repayment of the Debenture, the Holder of this Debenture shall have a collateral interest in 100,000 shares of Datametrics Corporation (AMEX: DC) that are are under the control of Douglas Friedenberg, a director of the Company.

     7. Company's Payment Obligation. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on this Debenture at the place, time and rate, and in coin or currency herein prescribed.

     8. Waiver of Demand. The Company hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     9. Events of Default. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Debenture, if one or more of the following described "Events of Default" shall occur:

          a. The Company fails to provide the Holder with certificates evidencing ownership of the Warrants being issued as part of the sale of the Debenture. Any such certificates shall be issued based on the terms and conditions of this Debenture; or

          b. Any of the representations or warranties made by the Company herein, or in the Subscription Agreement, shall have been materially incorrect; or

          c. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter; or

          d. Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering, a petition filed in any such proceeding.

Then, or at any time thereafter, and in each and every such case of an Event of Default, unless such Event of Default shall have been deemed waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest, notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     10. Severability Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

     11. Amendment. This Debenture, the Warrant Agreement, the Subscription Agreement and Term Sheet referred to in this Debenture constitute the full and entire understanding and agreement between the Company and Holder with respect hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     12. Governing Law. This Debenture shall be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State and County of New York or the state courts of the State of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

     13. Non-Recourse. No recourse shall be had for the payment of the principal or interest of this Debenture against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or of any successor corporation under any statute or by the enforcement of any assessment or otherwise, all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Debenture.

     14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class registered or certified mail, postage prepaid to the address of the Company at the above address and to the Holder at the address appearing on the Debenture Register.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: February 25, 1999

                                        STRATFORD ACQUISITION CORPORATION


                                        By: /s/Daniel W. Dowe
                                            ----------------------------
                                            Mr. Daniel W. Dowe
                                            President and Chief Executive
                                            Officer



                                            /s/ Douglas S. Friedenberg
                                            ----------------------------
                                            Douglas S. Friedenberg

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                  July 29, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $35,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $20,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 29th day of July, 1998.

STRATFORD ACQUISITION CORPORATION


By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $20,000 (USD)
                                                                Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                  July 29, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $35,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $15,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 29th day of July, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $15,000 (USD)
                                                               Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                 August 13, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $25,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $12,500 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice

                              Any notice required to be given by any party shall be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


         Agreed to on this 13th day of August, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $12,500 (USD)
                                                               Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                 August 13, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $25,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $12,500 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 13th day of August, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $12,500 (USD)
                                                               Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                 August 20, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $5,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $5,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 20th day of August, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $5,000 (USD)
Firebird Overseas                                              Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                 August 27, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $20,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $10,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 27th day of August, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $10,000 (USD)
Euro-Dutch                                                      Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                 August 27, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $20,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6.       Payment              Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $10,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 27th day of August, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $10,000 (USD)
Firebird Partners                                               Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        STRATFORD ACQUISITION CORPORATION
                           67 WALL STREET, SUITE 2411
                            NEW YORK, NEW YORK 10005

                                September 4, 1998

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Stratford   Acquisition   Corporation  having  its
                              principal executive offices at 67 Wall Street, Suite 2411, New York, New York 10005 (hereinafter
                              "SAC") will sell a $25,000 promissory note bearing interest at 10% per annum ("the Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by SAC.
                              Interest on the Note shall be payable in SAC $.001 par value common stock at the rate of $.40 per share and the principal amount of the Note shall be paid in cash.

4. Pre-Payment Penalty        SAC shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date. However, if the Note is not fully satisfied by the Maturity Date, SAC shall be obligated to issue one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note. Furthermore, if the Note is not fully satisfied within sixty (60) days from the Maturity Date, SAC shall be obligated to issue an additional one-half (1/2) of a warrant to purchase one (1) share of its $.001 par value common stock for each one dollar ($1.00) of the then outstanding principal amount of the Note.

                              Notwithstanding anything stated herein to the contrary, SAC fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if SAC shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon SAC receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount: $25,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.


     Agreed to on this 1st day of September, 1998.

STRATFORD ACQUISITION CORPORATION



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $25,000 (USD)
Peter Sosnkowski                                               Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                        NOVEX SYSTEMS INTERNATIONAL INC.
                           67 WALL STREET, SUITE 2001
                            NEW YORK, NEW YORK 10005

                                  May 14, 1999

                                   TERM SHEET

--------------------------------------------------------------------------------

1. Transaction                Novex   Systems   International,Inc.   corporation
                              having its principal  executive offices at 67 Wall
                              Street,  Suite  2001,  New  York,  New York  10005
                              (hereinafter "NSI") will sell a $15,000 promissory note bearing interest at 10% per annum ("the
                              Note").

2. Term The principal amount of the Note and all accrued and outstanding interest shall be due on the 90th day from the date the Note is purchased by the purchaser(s) ("Maturity Date").

3. Interest                   Interest on the  outstanding  principal  amount of
                              the Note shall accrue from the date the Note is purchased and shall continue to accrue on any outstanding principal until such principal and all accrued interest is satisfied in full by NSI.

4. Pre-Payment Penalty        NSI shall not  incur any  penalty  for any full or
                              partial  payment  of  the  outstanding   principal
                              amount of the Note and any accrued interest prior to the Maturity Date.

                              Notwithstanding anything stated herein to the contrary, NSI fully agrees to pay the outstanding principal amount of the Note and all outstanding and accrued interest prior to the Maturity Date, if NSI shall have completed a financing from a third-party to raise working capital for the company.

5. Binding Agreement          Upon the execution of this agreement  below,  this
                              agreement  will become  binding all parties hereto
                              and  shall  represent  the full  agreement  of the
                              parties.  Each  party  agrees  to  submit  to  the
                              personal  jurisdiction  and venue of all state and
                              federal  courts located in the County of New York,
                              State of New York  and that any  disputes  arising
                              hereunder    shall   be    adjudicated   in   this
                              jurisdiction.

6. Payment                    Payment  shall be deemed  made and this  agreement
                              shall become binding upon NSI receiving full payment for all or any portion of the Note.
                              Payment shall be made by federal wire transfer pursuant to the following instructions:

                              Amount:           $15,000 (USD)

                              Bank:             Chase Manhattan Bank
                                                1 Chase Manhattan Plaza
                                                New York, New York 10007

                              ABA:              021000021

                              Account:          Stratford Acquisition
                                                Corporation - Checking


                              Account#:         xxxxxxxxxxxx

7. Notice                     Any notice required to be given by any party shall
                              be deemed sufficient if in writing and sent by facsimile, or U.S. Mail or hand courier to the addresses stated above or below for either party or to any subsequent address that a party shall provide to the other party in writing.

Agreed to on this 14th day of May, 1999.

NOVEX SYSTEMS INTERNATIONAL INC.



By: /s/ Daniel W. Dowe
    --------------------------
    Daniel W. Dowe, President


---------------------------                                      $15,000 (USD)
                                                                Amount Purchased


--------------------------
(Signature - print)


--------------------------

(Address - print)


--------------------------
(Telephone Number)


--------------------------
(Facsimile Number)

                                       3